Exhibit 10.3

IRREVOCABLE PROXY

Upon the occurrence of an Event of Default which has not been cured or waived, the undersigned, the registered and beneficial owner of the below described membership interests of TCA Royalty Foods I, LLC, a Florida limited liability company (“Pledged Company”), hereby makes, constitutes and appoints, TCA Special Situations Credit Strategies ICAV, a Irish collective asset vehicle (the “Pledgee”), with full power to appoint a nominee or nominees to act hereunder from time to time, the true and lawful attorney and proxy of the undersigned to vote ___% of the membership interests of the Pledged Company, at all annual and special meetings of the Pledged Company or take any action by written consent with the same force and effect as the undersigned might or could do, hereby ratifying and confirming all that the said attorney or its nominee or nominees shall do or cause to be done by virtue hereof.

The said membership interests have been pledged (the “Pledge”) to the Pledgee pursuant and subject to a Pledge and Escrow Agreement, dated and effective as of December ____, 2019, by and between the undersigned and the Pledgee.

This power and proxy is coupled with an interest and is irrevocable and shall remain irrevocable so long as the Pledge is outstanding and is in full force and effect.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed on December ____, 2019.

PACIFIC VENTURES GROUP, INC.

By:
Name:	Shannon Masjedi
Title:	Chief Executive Officer